KKR Alternative Corporate Opportunities Fund
Supplement to the Prospectus dated December 19, 2013, as amended and supplemented to date

February 10, 2014

This Supplement updates certain information contained in the above-dated Prospectus for KKR Alternative Corporate Opportunities Fund (the “Fund”).

Dear Investor,

On February 7, 2014, the Board of Trustees of the Fund approved a Plan of Liquidation (the “Plan”) with respect to KKR Alternative Corporate Opportunities Fund.  Accordingly, the Fund will be liquidated in accordance with the Plan on or about March 31, 2014 or as soon as practicable thereafter (the “Liquidation Date”).

Suspension of Sales.  Shares of the Fund will no longer be available for purchase as of February 10, 2014, including but not limited to, purchases in connection with reinvestments of dividends.

Liquidation of Assets.  On or before the Liquidation Date, the Fund will seek to convert substantially of its portfolio securities to cash or cash equivalents. The Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders.

As soon as possible after the Liquidation Date, the Trust will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities.  Upon the transfer of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.  The Fund’s investment adviser, KKR Asset Management LLC, and not the Fund, will bear expenses incurred in connection with the carrying-out of the Plan (however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund).

Suspension of Quarterly Repurchases.  The Fund will not conduct a quarterly repurchase offer for the quarter ended March 31, 2014 because it will be liquidating on or about that date.

Important Tax Information.  To avoid federal income and excise taxes, the Fund will distribute, either prior to or at the time of the liquidation, any undistributed taxable income or gains (including gains recognized with respect to the sale of securities the proceeds of which are used to fund the liquidating distributions).  Such distributions would generally be taxed as ordinary income to the extent that they are derived from any taxable net income or net short-term capital gains, and will generally be taxed as long-term capital gain to the extent that they are derived from net long-term capital gains.

The Fund will also distribute liquidating distributions.  Each shareholder of the Fund who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the liquidating distribution exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution and the distributions of undistributed income or gains.  Shareholders who invest in the Fund through retirement plans may not be subject to tax if the amount received remains in the plans.  Shareholders should consult their tax advisor for information about the tax effects of the liquidation.

Waiver of early repurchase fees and advisory fee.  As of February 7, 2014, or as soon as practicable thereafter, the Fund will waive the early repurchase fee of 2.00% that is charged on repurchases of shares of the Fund within one year or less after purchase.  The Fund’s investment adviser will waive its investment advisory fee as of February 7, 2014 through the Liquidation Date.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.